                                                                     EXHIBIT 1.1


                               PHARMACYCLICS, INC.

                               1,750,000 SHARES(1)

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT

                                                                 January __,1998


HAMBRECHT & QUIST LLC
COWEN & COMPANY
PACIFIC GROWTH EQUITIES, INC.
  c/o Hambrecht & Quist LLC
  One Bush Street
  San Francisco, CA 94104

Ladies and Gentlemen:

        Pharmacyclics, Inc., a Delaware corporation (herein called the Company), proposes to issue and sell 1,750,000 shares of its authorized but unissued Common Stock, $0.0001 par value (herein called the Common Stock) (said 1,750,000 shares of Common Stock being herein called the Underwritten Stock). The Company proposes to grant to the Underwriters (as hereinafter defined) an option to purchase up to 262,500 additional shares of Common Stock (herein called the Option Stock and with the Underwritten Stock herein collectively called the Stock). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

        The Company hereby confirms the agreements made with respect to the purchase of the Stock by the several underwriters, for whom you are acting, named in Schedule I attached hereto (herein collectively called the Underwriters, which term shall also include any underwriter purchasing Stock pursuant to Section 3(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

        1. REGISTRATION STATEMENT. The Company has filed with the Securities and Exchange Commission (herein called the Commission) a registration statement on Form S-3 (No. 333-_____), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (herein called the Securities Act) of the Stock. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

--------
        1       Plus an option to purchase from the Company up to 262,500
additional shares to cover over-allotments.


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        The term Registration Statement as used in this agreement shall mean such registration statement, including all documents incorporated by reference therein, all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Stock (herein called a Rule 462(b) registration statement), and, in the event of any amendment thereto after the effective date of such registration statement (herein called the Effective Date), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus, including the documents incorporated by reference therein, relating to the Stock first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus, including the documents incorporated by reference therein, included in such registration statement prior to the time it becomes effective.

        The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

        2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                (a)     The Company hereby represents and warrants as follows:

                        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole).

                        (ii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any materially adverse change in the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, the Company has not entered into any material transaction or paid any dividend or made any distribution on any class of its capital stock not referred to in the Registration Statement and the Prospectus.

                        (iii) The Registration Statement and the Prospectus comply, and on the Closing Date (as hereinafter defined) and any later date on which Option Stock is to be purchased, the Prospectus will comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (herein called the Exchange Act) and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements


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        therein not misleading; and, on the Effective Date the Prospectus did not, on the Closing Date, and any later date on which Option Stock is to be purchased, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subparagraph (iii) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished herein in Section 4(b) below to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus.

                        (iv) The Stock, when issued and sold to the Underwriters as provided herein, will be duly and validly issued, fully paid and nonassessable and conforms to the description thereof in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Stock as contemplated herein. The stockholders of the Company have no preemptive rights with respect to the Stock

                        (v) Prior to the Closing Date the Stock to be issued and sold by the Company will be authorized for listing by the Nasdaq National Market upon official notice of issuance.

                        (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                        (vii) Except as disclosed in the Prospectus, there are no contracts, agreements, or understandings between the Company and any person at would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                        (viii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Stock by the Company, except such as have been obtained and made under the Securities Act and such as may be required by the National Association of Securities Dealers, Inc. or under state securities laws.

                        (ix) The execution, delivery and performance of this Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or bylaws of the Company and the Company has full power and authority to authorize, issue and sell the Stock as contemplated by this Agreement.

                        (x) This Agreement has been duly authorized, executed and delivered by the Company.


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                        (xi)    Except as disclosed in the Prospectus, the
        Company good and marketable title to all properties and assets owned by it which are material to the business of the Company, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                        (xii) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it except to the extent that failure to obtain such certificates, authorities or permits would have a material adverse effect on the Company; and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the Company.

                        (xiii) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company.

                        (xiv) Except as disclosed in the Prospectus, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business as presently conducted or as proposed to be conducted by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the Company.

                        (xv) Except as disclosed in the Prospectus, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company; and the Company is not aware of any pending investigation which might lead to such a claim.

                        (xvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its respective properties that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, or results of operations of the Company, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Stock; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                        (xvii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent


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        basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein.

                        (xviii) The Company is not and, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940.

                        (xix) All directors and officers have executed agreements stating that without the prior written consent of Hambrecht & Quist LLC on behalf of the underwriters, such person or entity will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase of otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchange or exercisable for or any rights to purchase or acquire Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

        3.      PURCHASE OF THE STOCK BY THE UNDERWRITERS.

                (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 1,750,000 shares of the Underwritten Stock to the several Underwriters and each of the Underwriters agrees to purchase from the Company the respective aggregate number of shares of Underwritten Stock set forth opposite its name in Schedule I. The price at which such shares of Underwritten Stock shall be sold by the Company and purchased by the several Underwriters shall be $___ per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and
(c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of shares of the Underwritten Stock specified in Schedule I.

                (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 9 hereof) to purchase and pay for the number of shares of the Stock agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to you, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the shares of the Stock which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares and portion, the number of shares of the Stock which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such shares of the Stock exceeds ten percent (10%) of the total number of shares of the Stock which all Underwriters agreed to purchase hereunder. If the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such shares and portion on the terms herein set forth. In any such case, either you or the Company shall have the right


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to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 5 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all the shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to 262,500 shares in the aggregate of the Option Stock from the Company at the same price per share as the Underwriters shall pay for the Underwritten Stock. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Stock by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of shares of the Option Stock as to which the several Underwriters are exercising the option. Delivery of certificates for the shares of Option Stock, and payment therefor, shall be made as provided in Section 5 hereof. The number of shares of the Option Stock to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Stock, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

        4.      OFFERING BY UNDERWRITERS.

                (a) The terms of the initial public offering by the Underwriters of the Stock to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

                (b) The information set forth in the last paragraph on the front cover page, the legends set forth at the bottom of page 2 of the Prospectus, the table and the second, sixth and eighth paragraphs under the table under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Stock filed by the Company (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein are correct.

        5.      DELIVERY OF AND PAYMENT FOR THE STOCK.

                (a) Delivery of certificates for the shares of the Underwritten Stock and the Option Stock (if the option granted by Section 3(c) hereof shall have been exercised not later than 2:00 p.m., San Francisco time, on the date two business days preceding the Closing Date), and payment therefor, shall be made at the office of Brobeck Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94304, at 7:00 a.m., San Francisco time, on the fourth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the Company and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 3(b) hereof) are herein called the Closing Date.


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                (b)     If the option granted by Section 3(c) hereof shall be
exercised after 2:00 p.m., San Francisco time, on the date two business days preceding the Closing Date, delivery of certificates for the shares of Option Stock, and payment therefor, shall be made at the office of Brobeck Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94304, at 7:00 a.m., San Francisco time, on the third business day after the exercise of such option.

                (c) Payment for the Stock purchased from the Company shall be made to the Company or its order by one or more certified or official bank check or checks or by wire transfer, at your option, in same day funds. Such payment shall be made upon delivery of certificates for the Stock to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Stock to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Underwritten Stock, and at least one business day prior to the purchase thereof, in the case of the Option Stock. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of [Lewco Securities Corporation,] 2 Broadway, New York, New York 10004 on the business day prior to the Closing Date or, in the case of the Option Stock, by 3:00 p.m., New York time, on the business day preceding the date of purchase.

        It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later date on which Option Stock is purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

        6. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

                (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

                (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information,
(ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction, or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

                (c) The Company will (i) on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office


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
or offices as you may designate, as many copies of the Prospectus and the filings under the Exchange Act incorporated by reference therein as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus and as many copies of the filings under the Exchange Act incorporated by reference in the Prospectus and any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

                (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the Stock by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Stock may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

                (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

                (f) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Stock.

                (g) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

                (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.


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                (i)     The Company agrees to pay all costs and expenses
incident to the performance of its obligations under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the National Association of Securities Dealers, Inc. of the Registration Statement, any Preliminary Prospectus and the Prospectus, (ii) the furnishing to the Underwriters of copies of any Preliminary Prospectus and of the several documents required by paragraph (c) of this Section 6 to be so furnished, (iii) the printing of this Agreement and related documents delivered to the Underwriters, (iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 6, (v) the furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of this Section 6 and (vi) the printing and issuance of stock certificates, including the transfer agent's fees.

                (j) The Company agrees to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including counsel fees and disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the Stock under state securities or blue sky laws and in the review of the offering by the NASD.

                (k) The Company hereby agrees that, without the prior written consent of Hambrecht & Quist LLC on behalf of the Underwriters, the Company will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Stock to be sold to the Underwriters pursuant to this Agreement, (B) shares of Common Stock issued by the Company upon the exercise of options granted under the stock option plans of the Company (the "Option Plans"), all as described in the Preliminary Prospectus, and (C) options and purchase rights to purchase Common Stock granted under the Option Plans.

        7.      INDEMNIFICATION AND CONTRIBUTION.

                (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished herein in Section 4(b) above to the Company by or on behalf of any Underwriter for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this paragraph
(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person (excluding the documents incorporated therein by reference) and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (c) of Section 6 hereof. The indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

                (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished herein in Section 4(b) above to the Company by or on behalf of such indemnifying Underwriter for use in the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

                (c)     Each party indemnified under the provision of paragraphs
(a) and (b) of this Section 7 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (herein called the Notice) of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (herein called the Notice of Defense) to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 7 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

                (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 7, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock received by the Company and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

        The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Stock purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 7).

                (e) The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

        8. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' reasonable judgment, make the offering or delivery of the Stock impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 8, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 6 hereof.

        9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Stock shall be subject to the performance by the Company of all its obligations to be performed hereunder at or prior to the Closing Date or any later date on which Option Stock is to be purchased, as the case may be, and to the following further conditions:

                (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

                (b) The Underwriters shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading, (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, the Company does not have entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (iv) the Company does not have the Company any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, (v) there are not any pending or known threatened legal proceedings to which the Company is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus, (vi) there are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required, (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date or any later date on which Option Stock is to be purchased, as the case may be, and
        (viii) there has not been any material change in the market for securities in general or in political, financial or economic conditions from those reasonably foreseeable as to render it impracticable in your reasonable judgment to make a public offering of the Stock, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

                (c) The Underwriters shall have received a letter, dated the Effective Date of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect set forth in Exhibit A attached hereto.

                (d) The Underwriters shall have received an opinion, dated such Closing Date, of Brobeck, Phleger & Harrison, counsel for the Company, to the effect set forth in Exhibit B attached hereto.

                (e) The Underwriters shall have received an opinion, dated such Closing Date, of Brinks, Hofer, Gilson & Lione, special patent counsel for the Company, to the effect set forth in Exhibit C attached hereto.

                (f) The Underwriters shall have received an opinion, dated such Closing Date, of Arnold, White & Durkee, patent counsel for the Company, to the effect set forth in Exhibit D attached hereto.

                (g) The Underwriters shall have received an opinion, dated such Closing Date, of Akin, Gump, et. al., patent counsel for the Company, to the effect set forth in Exhibit E attached hereto.

                (h) The Underwriters shall have received an opinion, dated such Closing Date, of Towsend & Towsend & Crew, patent counsel for the Company, to the effect set forth in Exhibit F attached hereto.

                (i) The Underwriters shall have received an opinion, dated such Closing Date, of Jackie Larson, in house patent counsel for the Company, to the effect set forth in Exhibit G attached hereto.

                (j) The Underwriters shall have received from Wilson Sonsini Goodrich & Rosati, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (k) The Underwriters shall have received a certificate dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the statements included in clauses (i) through (vii) of paragraph (b) of this Section 9 are true and correct; the representations and warranties of the Company in this Agreement are true and correct; that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate.

                (l) The Underwriters shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection (c) of this section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

                (m) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in paragraph (f) of Section 6 hereof.

                (n) On or prior to the Closing Date, you shall have received agreements from all directors and officers, in form reasonably satisfactory to Hambrecht & Quist LLC, stating that without the prior written consent of Hambrecht & Quist LLC on behalf of the Underwriters, such person or entity will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

        All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, shall be satisfied that they comply in form and scope. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. Hambrecht & Quist LLC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters.

        In case any of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of
Section 6 hereof, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

        10. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligation of the Company to deliver the Stock shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

        In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of
Section 6 hereof.

        11. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to its other obligations under Section 7 of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 7 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and
(ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

        12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 7 hereof, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 7, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Stock from any of the several Underwriters.

        13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to Hambrecht & Quist LLC, One Bush Street, San Francisco, California 94104; and if to the Company, shall be mailed, telegraphed or delivered to it at its office, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, CA 94086-4521, Attention: Richard A. Miller, M.D., President and Chief Executive Officer. All notices given by telegraph shall be promptly confirmed by letter.

        14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or their respective directors or officers, and (c) delivery and payment for the Stock under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of paragraph (k) of Section 6 hereof shall be of no further force or effect.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

        Please sign and return to the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       PHARMACYCLICS, INC.



                                       By_______________________________________
                                         Name:
                                         Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

HAMBRECHT & QUIST LLC
COWEN & COMPANY
PACIFIC GROWTH EQUITIES, INC.
  By Hambrecht & Quist LLC



By________________________________________
  Name:
  Title:

Acting on behalf of the several Underwriters, including themselves, named in Schedule I hereto.

                                   SCHEDULE I

                                  UNDERWRITERS


                                                       Number of
Underwriter                                         Firm Securities
-----------                                         ---------------
Hambrecht & Quist LLC...........................
Cowen & Company.................................
Pacific Growth Equities, Inc....................
                                                       ---------
                               Total............       1,750,000
                                                       =========

                                    EXHIBIT A

                    Letter of Independent Public Accountants
                           Referred to in Section 9(c)


                (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.

                (ii) on the basis of inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases in total revenues or increases in total operating expenses, as compared with the corresponding period of the previous year and with the period of corresponding length ended the data of the latest income statement included in the Prospectus;

        except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (iii) they have compared specific dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

        The term Registration Statements as used herein shall mean such registration statements, including all documents incorporated by reference therein, all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, any additional registration statement as proposed to be amended by the amendment, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Stock (herein called a Rule 462(b) registration statement), and, in the event of any amendment thereto after the effective date of such registration statement (herein called the Effective Date), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used herein shall mean the prospectus, including the documents incorporated by reference therein, relating to the Stock first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used herein shall mean each preliminary prospectus, including the documents incorporated by reference therein, included in such registration statement prior to the time it becomes effective.

                                    EXHIBIT B

                       Opinion of Counsel for the Company
                           Referred to in Section 9(d)


                (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its own property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in California and, to the knowledge of such counsel, in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company;

                (ii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                (iii) The shares of Common Stock outstanding prior to the issuance of the Stock to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

                (iv) The Stock to be sold by the Company have been duly authorized, and when issued and delivered in accordance with the terms of this Agreement will be, validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights;

                (v) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Stock to be issued and sold by the Company. This Agreement has been duly authorized, executed and delivered by the Company;

                (vi) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, to such counsel's knowledge, any material agreement or other instrument binding upon the Company or, to such counsel's knowledge, any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states and jurisdictions in connection with the offer and sale of the Stock;

                (vii) Such counsel does not know of any legal, regulatory or governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                (viii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                (ix) To such counsel's knowledge, there is no legal or beneficial owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement;

                (x) To such counsel's knowledge: (A) the Registration Statement has become effective under the Securities Act, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated; and (B) any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) or the rules and regulations has been made in the manner and within the time period required by such Rule 424(b); and

                (xi) The Stock to be sold under this Agreement to the Underwriters are duly authorized for quotation on the Nasdaq National Market.

                (xii) the information required to be set forth in the Registration Statement in answer to Items 9 and 10 (insofar as it relates to such counsel) of Form S-3 is to the best of such counsel's knowledge accurately and adequately set forth therein in all material respects or no response is required with respect to such Items, and, the description of the Company's stock option plans and the options granted and which may be granted thereunder and the options granted otherwise than under such plans set forth or incorporated by reference in the Prospectus accurately and fairly presents the information required to be shown with respect to said plans and options to the extent required by the Securities Act and the rules and regulations of the Commission thereunder;

                (xiii) such counsel do not know of any franchises, contracts, leases, documents or legal proceedings, pending or threatened, which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described and filed as required;

                (xiv) Such counsel shall also state that (A) it believes that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and (B) nothing has come to its attention that would cause it to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of its date or as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.

                                    EXHIBIT C

                        Opinion of Special Patent Counsel
                           Referred to in Section 9(e)


                (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

                (ii) Such counsel is familiar with the Company's technology, and in particular the GADOLITE and [gadolinium] texaphyrin products including Gd-Tex, [LUTRIN and ANTRIN] under development by the Company and has read those portions of the Registration Statement and the Prospectus entitled "Risk Factors--Uncertainties Regarding Patents and Proprietary Rights" at the penultimate paragraph thereof and "Business--Patents and Proprietary Technology" at the penultimate paragraph thereof, each of which relates to certain patents held or licensed by Schering AG (collectively, the "Schering Intellectual Property Portion");

                (iii) Such counsel has reviewed the Schering Intellectual Property Portion, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of GADOLITE or an MRI contrast agent based on [gadolinium] texaphyrins, including Gd-Tex, [LUTRIN and ANTRIN];

                (iv) Such counsel is aware of no pending judicial or governmental proceedings relating to issued or licensed patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights of others; and

                (v) Such counsel has no reason to believe that the information contained in the Schering Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Schering Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.

                                    EXHIBIT D

                       Opinion of Patent Counsel Referred
                               to in Section 9(f)


                (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

                (ii) Such counsel is familiar with the Company's technology, and in particular its GADOLITE product under development and the class of compounds known as texaphyrins including Gd-Tex, LUTRIN and ANTRIN, used by the Company in its business and the manner of their use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--Uncertainties Regarding Patents and Proprietary" and "Business--Patents and Proprietary Technology" exclusive of those portions defined as the "Schering Intellectual Property Portion" in Exhibit C (collectively, the "Intellectual Property Portion");

                (iii) The Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to it and fairly summarizes the legal matters, documents and proceedings relating thereto;

                (iv) Such counsel has reviewed the Company's patent applications filed in the U.S. and outside the U.S. (the "Applications"), which Applications are set forth on SCHEDULE I attached hereto, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Prospectus or made or used according to the Applications;

                (v) The Applications have been properly prepared and filed on behalf of the Company, and are being diligently pursued by the Company; the inventions described in the Applications are assigned or licensed to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom, except as noted in the Prospectus under "Business--Research, Clinical Development and Marketing Collaborations" and each of the Applications discloses patentable subject matter;

                (vi) Such counsel is aware of no pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights or others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected materially to affect the ability of the Company to conduct its business as described in the Prospectus, including the commercialization of its GADOLITE and texaphyrin products including Gd-Tex, LUTRIN and ANTRIN currently under development; and

                (vii) Such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.

                                    EXHIBIT E

                       Opinion of Patent Counsel Referred
                               to in Section 9(g)


                (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

                (ii) Such counsel is familiar with the Company's technology, and in particular its GADOLITE product under development and the class of compounds known as texaphyrins including Gd-Tex, LUTRIN and ANTRIN, used by the Company in its business and the manner of their use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--Uncertainties Regarding Patents and Proprietary" and "Business--Patents and Proprietary Technology" exclusive of those portions defined as the "Schering Intellectual Property Portion" in Exhibit B (collectively, the "Intellectual Property Portion");

                (iii) The Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to it and fairly summarizes the legal matters, documents and proceedings relating thereto;

                (iv) Such counsel has reviewed the Company's patent applications filed in the U.S. and outside the U.S. (the "Applications"), which Applications are set forth on SCHEDULE I attached hereto, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Prospectus or made or used according to the Applications;

                (v) The Applications have been properly prepared and filed on behalf of the Company, and are being diligently pursued by the Company; the inventions described in the Applications are assigned or licensed to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom, except as noted in the Prospectus under "Business--Research, Clinical Development and Marketing Collaborations"] and each of the Applications discloses patentable subject matter;

                (vi) Such counsel is aware of no pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights or others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected materially to affect the ability of the Company to conduct its business as described in the Prospectus, including the commercialization of its GADOLITE and texaphyrin products including Gd-Tex, LUTRIN and ANTRIN currently under development; and

                (vii) Such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.

                                    EXHIBIT F

                       Opinion of Patent Counsel Referred
                               to in Section 9(h)


                (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

                (ii) Such counsel is familiar with the technology, and in particular its GADOLITE product under development and the class of compounds known as texaphyrins, including Gd-Tex, LUTRIN and ANTRIN, used by the Company in its business and the manner of their use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--Uncertainties Regarding Patents and Proprietary" and "Business--Patents and Proprietary Technology" exclusive of those portions defined as the "Schering Intellectual Property Portion" in Schedule D (collectively, the "Intellectual Property Portion");

                (iii) The Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to it and fairly summarizes the legal matters, documents and proceedings relating thereto;

                (iv) Such counsel has reviewed the Company's patent applications filed in the U.S. and outside the U.S. (the "Applications"), which Applications are set forth on SCHEDULE I, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Prospectus or made or used according to the Applications;

                (v) The Applications have been properly prepared and filed on behalf of the Company, and are being diligently pursued by the Company; the inventions described in the Applications are assigned or licensed to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom, except as noted in the Prospectus under "Business--Research, Clinical Development and Marketing Collaborations" and each of the Applications discloses patentable subject matter;

                (vi) Such counsel is aware of no pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights or others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected materially to affect the ability of the Company to conduct its business as described in the Prospectus, including the commercialization of its GADOLITE and texaphyrin products, including Gd-Tex, LUTRIN and ANTRIN, currently under development; and

                (vii) Such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.

                                    EXHIBIT G

                       Opinion of Patent Counsel Referred
                               to in Section 9(i)


                (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

                (ii) Such counsel is familiar with the technology, and in particular its GADOLITE product under development and the class of compounds known as texaphyrins, including Gd-Tex, LUTRIN and ANTRIN, used by the Company in its business and the manner of their use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--Uncertainties Regarding Patents and Proprietary" and "Business--Patents and Proprietary Technology" exclusive of those portions defined as the "Schering Intellectual Property Portion" in Schedule D (collectively, the "Intellectual Property Portion");

                (iii) The Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to it and fairly summarizes the legal matters, documents and proceedings relating thereto;

                (iv) Such counsel has reviewed the Company's patent applications filed in the U.S. and outside the U.S. (the "Applications"), which Applications are set forth in the Intellectual Property portion, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Prospectus or made or used according to the Applications;

                (v) The Applications have been properly prepared and filed on behalf of the Company, and are being diligently pursued by the Company; the inventions described in the Applications are assigned or licensed to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom, except as noted in the Prospectus under "Business--Research, Clinical Development and Marketing Collaborations" and each of the Applications discloses patentable subject matter;

                (vi) Such counsel is aware of no pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights or others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected materially to affect the ability of the Company to conduct its business as described in the Prospectus, including the commercialization of its GADOLITE and texaphyrin products, including Gd-Tex, LUTRIN and ANTRIN, currently under development; and

                (vii) Such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        FOR PURPOSES OF THIS OPINION, THE TERMS REGISTRATION STATEMENT AND PROSPECTUS, SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE UNDERWRITING AGREEMENT IN CONNECTION WITH WHICH THIS OPINION IS BEING DELIVERED TO YOU.